VALUE SMALL CAP PORTFOLIO
OF
ENDEAVOR SERIES TRUST
2101 East Coast Highway
Suite 300
Corona del Mar, California  92625

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on October 29, 1996

To the Shareholders of:
	Value Small Cap Portfolio of Endeavor Series Trust

	NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Value Small Cap Portfolio (the "Portfolio") of Endeavor Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, California on October 29, 1996 at 10:00 a.m. P.S.T. (the "Special Meeting") for the following purposes:

1.	To approve or disapprove a new investment advisory
agreement between Endeavor Investment 	Advisers and The
Dreyfus Corporation relating to the Portfolio (Proposal 1).

2.	To approve or disapprove a change to the Portfolio's
investment objective (Proposal 2).

3.	To approve or disapprove a proposed amendment to the
Portfolio's investment restriction 	regarding illiquid securities
and to change this restriction to non-fundamental (Proposal 3).

4.	To transact such other business as may properly come before
the Special Meeting or any 	adjournment thereof.

	The Board of Trustees has fixed the close of business on August 13, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Special
Meeting.

	By order of the Board of Trustees

							Pamela Shelton
							Secretary

September 16, 1996

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.



INSTRUCTIONS FOR SIGNING PROXY CARDS

	The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

	1.	Individual Accounts:  Sign your name exactly as it
appears in the registration on the proxy card.

	2.	Joint Accounts:  Either party may sign, but the name
of the party signing should conform exactly to the name shown in the registration on the proxy card.

	3.	All Other Accounts:  The capacity of the individual
signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registration						Valid
Signature

	Corporate Accounts

	(1)	ABC Corp.		ABC Corp.
	(2)	ABC Corp.		John Doe, Treasurer
	(3)	ABC Corp.
			c/o John Doe, Treasurer		John Doe
	(4)	ABC Corp. Profit Sharing Plan		John Doe, Trustee

	Trust Accounts

	(1)	ABC Trust		Jane B. Doe, Trustee
	(2)	Jane B. Doe, Trustee
			u/t/d/ 12/28/78		Jane B. Doe

	Custodial or Estate Accounts

	(1)	John B. Smith, Cust.
			f/b/o John B. Smith, Jr. UGMA		John B.
Smith
	(2)	Estate of John B. Smith		John B. Smith, Jr.,
Executor



VALUE SMALL CAP PORTFOLIO
OF
ENDEAVOR SERIES TRUST

2101 East Coast Highway, Suite 300
Corona del Mar, California  92625

SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 29, 1996

PROXY STATEMENT

	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Endeavor Series Trust (the "Trust") for the Value Small Cap Portfolio (the "Portfolio"), for use at a Special Meeting of Shareholders of the Portfolio to be held at 10:00 a.m. on October 29, 1996, at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar 92625, and any adjournments thereof (collectively, the "Special Meeting"). A notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. In addition to solicitations of proxies by mail, beginning on or about September 16, 1996, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust and regular employees of Endeavor Management Co., the managing partner of Endeavor Investment Advisers, the Trust's manager, First Data Investor Services Group, Inc. ("FDISG"), 53 State Street, Boston, MA 02109, a subsidiary of First Data Corporation, the Trust's transfer agent, or other representatives of the Trust. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Portfolio. The Trust's most recent annual and semi-annual report are available upon request without charge by writing or calling the Trust at 2101 East Coast Highway, Suite 300, Corona del Mar, CA
92625 or 1-800-854-8393.

	If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

	In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's Agreement and Declaration of Trust dated November 18, 1988 (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Trust entitled to vote at the Special Meeting.

	The Board has fixed the close of business on August
13, 1996 as the record date (the "Record Date") for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 5,467,456.134
Shares of the Portfolio outstanding.

	PFL Life Insurance Company ("PFL Life") and its affiliate AUSA Life Insurance Company, Inc. ("AUSA Life") are the owners of all of the Portfolio Shares and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act") to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting. PFL Life will vote the Shares of the Portfolio for the owners of the PFL Endeavor Variable Annuity Account issued by PFL Life and AUSA Life will vote the shares of the Portfolio for the owners of the AUSA Endeavor Variable Annuity Account (the "Contracts") in accordance with instructions received from the policy owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from variable life insurance policy owners and variable annuity contract owners or participants. PFL Life and AUSA Life will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote.

	As of August 13, 1996, the officers and the Trustees of the Trust as a group beneficially owned less than 1% of the Shares of the Portfolio.

	In order that your Shares may be represented at the Special Meeting, you are requested to:

	*	indicate your instructions on the enclosed proxy
card;

	*	date and sign the proxy card;

	*	mail the proxy card promptly in the enclosed
envelope, which requires no postage if mailed in the United
States; and

	*	allow sufficient time for the proxy card to be
received on or before 10:00 a.m. P.S.T. on October 29, 1996.



PROPOSAL 1

	TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY
AGREEMENT BETWEEN ENDEAVOR INVESTMENT ADVISERS AND THE
DREYFUS CORPORATION RELATING TO THE PORTFOLIO.


SUMMARY OF PROPOSAL

	For the reasons and based on an analysis of factors described below, a majority of the Trustees of the Trust have approved Endeavor Investment Advisers' (the "Manager") execution of a new investment advisory agreement (the "New Agreement") with The Dreyfus Corporation ("Dreyfus"). At a regular meeting of the Board of Trustees held on August 13, 1996, the Board of Trustees, including the "non-interested" Trustees, approved the termination of the investment advisory agreement with respect to the Portfolio between the Manager and OpCap Advisors ("OpCap") (the "Old Agreement") effective September 15, 1996. At the same Board Meeting, the Board of Trustees, including the "non-interested" Trustees, approved the New Agreement. The New Agreement contains substantially the same terms and conditions as the Old Agreement with the exception of a decrease in the rate of fees to be paid by the Manager to the Portfolio's adviser, Dreyfus. There will be no change in the fee payable by the Portfolio to the Manager. The Manager will pay a monthly fee at an annual rate based on the Portfolio's average daily net assets. The New Agreement commenced on September 16, 1996, and if approved by shareholders, will continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by a majority of the Board of Trustees who are not interested persons of the Trust (as the term is used in the 1940 Act) and a majority of the full Board of Trustees or a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act.


THE ADVISER

	Dreyfus, which was formed in 1947, is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of July 31, 1996, Dreyfus managed or administered approximately $79 billion in assets for more than 1.7 million investor accounts nationwide. As compensation for its services as investment adviser, the Manager pays Dreyfus a monthly fee at the annual rate of .375% of the average daily net assets of the Portfolio.

	Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of June 30, 1996, including approximately $83 billion in mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administrative services, for more than $876 billion in assets, including approximately $57 billion in mutual fund assets.

	Investment decisions with respect to the Portfolio are made by an investment advisory team composed of the following members:

	Peter Ian Higgins joined The Boston Company, Inc., a wholly-owned subsidiary of Mellon, in August 1988. Mr. Higgins has been employed by The Boston Company Asset Management, Inc., an investment advisory subsidiary of The Boston Company, Inc., since June 1991. He is a lead portfolio manager and a member of the Equity Policy and Global Oversight Committee of The Boston Company Asset Management, Inc. In February 1996, Mr. Higgins became a portfolio manager for Dreyfus. Mr. Higgins holds a B.S. and B.A. in finance/economics from the University of Pennsylvania and an M.B.A. in management from the Wharton School of Business. He became a Chartered Financial Analyst in September of 1992.

	David Louis Diamond was employed by The Boston Company Asset Management, Inc. in June 1991. He is a lead portfolio manager and a member of the Equity Policy Committee of The Boston Company Asset Management, Inc. In October 1994, Mr. Diamond became a portfolio manager of Dreyfus. Mr. Diamond received his B.S. in biology from Brown University in 1986. Mr. Diamond became a Chartered Financial Analyst in 1994.

	Investment companies with similar investment objectives to the Portfolio for which Dreyfus provides investment advisory services, the amount of their net assets as of August 22, 1996 and the annual rates of Dreyfus' fees for its services to such companies are set forth in Exhibit A to this Proxy Statement.

	Dreyfus is located at 200 Park Avenue, New York, New York, 10166. The Chairman of the Board of Dreyfus is W. Keith Smith. Other directors of Dreyfus are: Mandell L. Berman, real estate consultant and private investor, Southfield, Michigan; Frank V. Cahouet, Chairman of the Board, President and Chief Executive Officer of Mellon, Pittsburgh, Pennsylvania; Stephen E. Canter, Vice Chairman and Chief Investment Officer of Dreyfus; Christopher M. Condron, President, Chief Executive Officer and Chief Operating Officer of Dreyfus; Alvin E. Friedman, Senior Adviser to Dillon, Read & Co., Inc., Investment Bankers, New York, New York; Lawrence M. Greene, former Legal Consultant to Dreyfus; Lawrence S. Kash, Vice Chairman-Distribution of Dreyfus; Julian M. Smerling, former Vice Chairman of the Board of Directors of Dreyfus; Philip L. Toia, Vice Chairman-Operations and Administration of Dreyfus; and Dr. David B. Truman, educational consultant and past President of Mount Holyoke College and the Russell Sage Foundation, Hillsdale, New York.


EVALUATION BY THE BOARD AND REASONS FOR THE PROPOSAL

	After a review of the Portfolio's current holdings of securities, its performance record since the commencement of its investment operations, the changes in the OpCap personnel managing the Portfolio and current and anticipated market conditions, the Trust's Manager, in accordance with its supervisory responsibilities under the Management Agreement dated November 23, 1992, between the Trust and the Manager, recommended that the Board of Trustees approve the termination of the Old Agreement and approve the Manager's entering into the New Agreement. On August 13, 1996, a majority of the Trustees of the Trust met in person at a regular meeting of the Board of Trustees at which the New Agreement was considered and approved by a majority of the Trustees, including a majority of the "non-interested" Trustees of the Trust.

	The Board of Trustees reviewed various materials furnished by Dreyfus. The materials described, among other matters, Dreyfus and its affiliates, senior personnel, portfolio managers, analysts, economists, and others, methods of operation, investment philosophies and financial condition. Representatives of Dreyfus discussed with the Board the written materials and responded to questions from the Board.

	The Board also reviewed the past experience of Dreyfus in managing portfolios with objectives and policies similar to those proposed for the Portfolio. The Board considered the qualifications of the investment adviser as well as the background and experience of the advisory team, as noted under "The Adviser". The Board based its decision to approve the New Agreement on the strength and depth of Dreyfus' personnel in the small capitalization arena as well as the performance record of a comparable fund advised by Dreyfus.


THE OLD AGREEMENT

	OpCap had served as investment adviser to the Portfolio since its inception. The Old Agreement, dated April 19, 1993, was initially approved by shareholders on April 19, 1993 and most recently approved by the Board of Trustees on May 14, 1996. On August 13, 1996, the Board of Trustees approved the termination of the Old Agreement effective September 16, 1996. As compensation for its services as investment adviser, the Manager paid OpCap a monthly fee at the annual rate of .40% of the average daily net assets of the Portfolio. During the fiscal year ended December 31, 1995, the Portfolio paid $339,672 in management fees to the Manager, of which $163,473 was paid to OpCap.


THE NEW AGREEMENT

	A copy of the New Agreement is set forth as Exhibit B to this Proxy Statement. Except as described herein, the terms of the New Agreement are substantially the same as those contained in the Old Agreement. Under the New Agreement, Dreyfus is responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sales orders for portfolio transactions. The New Agreement also provides that Dreyfus will bear all expenses in connection with its performance. Pursuant to the New Agreement the Manager will pay Dreyfus a monthly fee at an annual rate of .375% of the Portfolio's average daily net assets. There will be no change in the fees payable by the Portfolio to the Manager.

	Pursuant to its terms, the New Agreement will remain in effect for two years following its date of execution, provided that such Agreement has been approved by the shareholders of the Portfolio. It will continue in effect thereafter so long as its continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that, in either event, the continuance also is approved by at least a majority of the Trustees who are not parties to the New Agreement or interested persons of the Trust or Dreyfus under the New Agreement by vote cast in person at a meeting called for the purpose of voting on such approval. The New Agreement is terminable, without penalty, by the Board of Trustees of the Trust, by the Manager or by vote of holders of a "majority" (as defined in the 1940 Act) of the Portfolio's Shares upon 60 days' prior written notice to Dreyfus or by Dreyfus upon 150 days' written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. The New Agreement will terminate automatically in the event of the termination of the Management Agreement between the Manager and the Trust dated November 23, 1992 or upon its assignment (as defined in the 1940 Act).


PORTFOLIO TRANSACTIONS

	Subject to the supervision and control of the Manager and the Trustees of the Trust, Dreyfus is responsible for decisions to buy and sell securities for the Portfolio's account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolio invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dreyfus is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, Dreyfus considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolio or Dreyfus with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Dreyfus is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing their research. In seeking the most favorable price and execution available, Dreyfus may, if permitted by law, consider sales of various insurance contracts, including variable life insurance policies or variable annuity contracts, issued by PFL Life and its affiliates, as described in the Trust's Prospectus, a factor in the selection of broker-dealers.

	The Board of Trustees of the Trust has authorized the Manager and Dreyfus and other investment advisers to enter into arrangements with brokers who execute brokerage transactions for the Trust's Portfolios whereby a portion of the commissions earned by such brokers will be shared with a broker-dealer affiliate of the Manager. The affiliated broker will act as an "introducing broker" in the transaction. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

	The Board of Trustees has determined that the Trust's brokerage commissions should be utilized for the Trust's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by the broker-dealer affiliate of the Manager can be used to promote the distribution of the Trust's shares including payments to broker-dealers who sell the Contracts, the costs of training and educating such broker-dealers with respect to the Contracts and other bona-fide distribution costs payable to unaffiliated persons. Other than incidental costs related to establishing the broker-dealer affiliate as an "introducing broker", no portion of the commissions received by the broker-dealer affiliate of the Manager will be retained for its or any affiliate's benefit. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by its broker-dealer affiliate and the distribution expenses paid from such commissions. The Board of Trustees will periodically review the extent to which the foregoing arrangement reduces distribution expenses currently being incurred by the Manager of its affiliates on behalf of the Trust. The Board of Trustees may determine from time to time other appropriate uses for the Trust from the commissions it pays to executing brokers.

	Dreyfus may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Portfolio effects its securities transactions may be used by Dreyfus in servicing all of its accounts, although not all such services may be used in connection with the Portfolio. In the opinion of Dreyfus, it is not possible to measure separately the benefits from research services to each of its accounts, including the Portfolio. Whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another account, Dreyfus will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on the Portfolio. In the opinion of Dreyfus, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

	For the fiscal year ended December 31, 1995, the Portfolio paid $101,885 in brokerage commissions of which $36,216 was paid to Oppenheimer & Co. Inc., an affiliated broker-dealer of OpCap, the Portfolio's previous investment adviser.


REQUIRED VOTE

	Approval of the New Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act, means the affirmative vote of the lesser of: (a) 67% of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; and
(b) more than 50% of the outstanding voting securities of the Portfolio ("Majority Vote").

	If the New Agreement is approved by the shareholders of the Portfolio, the name of the Portfolio will be changed to Dreyfus Small Cap Value Portfolio. If the New Agreement is not approved by the shareholders of the Portfolio, Dreyfus will serve as investment adviser to the Portfolio for a period of time pending approval of such agreement or a different investment advisory agreement or other definitive action by the shareholders.

	THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE
INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE
"FOR" APPROVAL OF THE NEW AGREEMENT.


PROPOSAL 2:

	TO APPROVE OR DISAPPROVE A CHANGE TO THE PORTFOLIO'S
INVESTMENT OBJECTIVE.

	The Manager of the Portfolio has recommended to the Board of Trustees that the Portfolio's investment objective be changed to seeking capital appreciation through investment in companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion. Under the Portfolio's existing investment objective, the Portfolio seeks to achieve capital appreciation through investment in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. In addition, liquidity is generally greater for those equity securities of companies with capitalizations in excess of $1 billion. Expanding the universe of securities in which the Portfolio can invest will improve its diversification as well. It is anticipated that the Portfolio's performance will be measured against the Russell 2000 Index, which is the benchmark typically used for small cap portfolios. The Russell 2000 Index includes equity securities of companies with market capitalizations in ranges to above $2 billion.


PROPOSED CHANGE TO INVESTMENT POLICY

	The Board of Trustees is proposing that the Portfolio's investment objective be changed so that the Portfolio will seek capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

	In seeking its objective, the Portfolio will invest in equity securities of domestic and foreign (up to 5% of its total assets) issuers which would be characterized as "value" companies according to criteria established by the Portfolio's Adviser. To manage the Portfolio, the
Portfolio's Adviser classifies issuers as "growth" or "value" companies. In general, the Portfolio Adviser believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

	Small-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation.

	While seeking desirable equity investments, the Portfolio may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Portfolio's Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

	Equity securities consist of common stocks, preferred stocks and securities convertible into common stocks. Securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may purchase securities issued by closed-end investment companies and foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depositary Receipts or European Depositary
Receipts.

	The Portfolio is expected to have greater risk exposure and reward potential than a fund which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Small-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.


REASONS FOR THE PROPOSAL

	The Manager has recommended the change to the Portfolio's investment objective as described above because the proposed investment objective will allow the Portfolio to focus on a broader range of equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion. The Manager believes in today's economic environment that investment in such types of entities will provide the potential for more consistent and superior performance than being limited to investing in companies with capitalizations under $1 billion.


REQUIRED VOTE

	Approval of this Proposal requires a Majority Vote of the shareholders of the Portfolio.

	This change in investment objective is being proposed to shareholders of the Portfolio in accordance with the terms of the Trust's prospectus, as amended. If this proposal is not approved by shareholders of the Portfolio, the Portfolio will continue to be managed under its existing investment objective.

	THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
VOTE "FOR" THE CHANGE TO THE PORTFOLIO'S INVESTMENT
OBJECTIVE.


PROPOSAL 3:

	TO APPROVE OR DISAPPROVE A PROPOSED AMENDMENT TO THE
PORTFOLIO'S INVESTMENT RESTRICTION REGARDING ILLIQUID
SECURITIES AND TO CHANGE THIS RESTRICTION TO NON-
FUNDAMENTAL.

	The Board of Trustees has proposed an amendment to the Portfolio's fundamental investment restriction regarding illiquid securities. Currently, the Portfolio's investment restrictions include a fundamental restriction which provides that the Portfolio may not:

	Invest more than 10% of its assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

	It is proposed to change this restriction from a fundamental restriction which may be amended only with the approval of shareholders as described below to a non-fundamental restriction which may be changed without further shareholder approval.

	As an open-end investment company, the Trust may not hold a significant amount of illiquid securities because these securities may not be susceptible to accurate valuation and because it is possible that the Portfolio would have difficulty liquidating such securities in order to satisfy requests to redeem shares within seven days, as is required for open-end investment companies. In general, illiquid securities have included securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days. However, the securities markets are evolving and new types of instruments have developed that make the Portfolio's present policies on illiquid investments overbroad and unnecessarily restrictive. For example, many foreign securities are not registered in the United States and may not be sold in the United States without registration under the U.S. securities laws, but these securities trade freely in their principal markets abroad. The markets for some types of securities are almost exclusively institutional - repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often either exempt from registration or sold in transactions not requiring registration. Institutional investors will therefore often depend either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, does not necessarily determine the liquidity of these investments.

	In order to take advantage of regulatory initiatives and the increasingly liquid institutional trading markets, the Board recommends that the Portfolio reclassify as non-fundamental its policies regarding investments in illiquid securities. If approved by shareholders, the Board intends to adopt a non-fundamental policy limiting the Portfolio's investments in illiquid securities to not more than 15% of its net assets, which is consistent with the current Securities and Exchange Commission ("SEC") staff position on illiquid investments.

	If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. By making the Portfolio's policy on illiquid securities non-fundamental, the Portfolio will be able to respond more rapidly to regulatory and market developments because no shareholder vote will be required to redefine the types of securities that are deemed illiquid. If approved by shareholders, this investment restriction will be amended to provide that the Portfolio will not:

	Invest more than 15% of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.


REQUIRED VOTE

	Approval of this Proposal requires a Majority Vote of the shareholders of the Portfolio.

	THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
VOTE "FOR" THE AMENDMENT TO THE PORTFOLIO'S INVESTMENT
RESTRICTION REGARDING ILLIQUID SECURITIES.


SUBMISSION OF SHAREHOLDER PROPOSALS

	The Trust is not generally required to hold annual or special meetings of the shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Trust, c/o First Data Investor Services Group, Inc., Mailzone BOS865, 53
State Street, Boston, MA  02109.


SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

	Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.


OTHER MATTERS TO COME BEFORE THE MEETING

	The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.


September 16, 1996


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE
PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID
ENVELOPE.


	EXHIBIT A



THE DREYFUS CORPORATION

		Net Assets
		as of
	Investment Company	August 22, 1996	Annual Fee
Rate

Dreyfus Small Company			$11.8 million
	Management Fee-
Value Fund (a series of						.75%
to Dreyfus.
Dreyfus Growth and Value
	Dreyfus pays The
Funds, Inc.)							Boston
Company Asset
								Management,
Inc.
								.375% as
sub-adviser.





	EXHIBIT B

INVESTMENT ADVISORY AGREEMENT


	AGREEMENT made this 16th day of September, 1996, by and between The Dreyfus Corporation, a New York corporation
(the "Adviser"), and Endeavor Investment Advisers, a
California general partnership (the "Manager").

	WHEREAS, the Manager has been organized to serve as investment manager and administrator of Endeavor Series
Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment
Company Act of 1940, as amended (the "1940 Act") and the
Securities Act of 1933 (the "Registration Statement"); and

	WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Value Small Cap
Portfolio (the "Portfolio"); and

	WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing services for the Portfolio; and

	WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

	NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

	1.	Employment of the Adviser.  The Manager hereby
employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way.

	2.	Obligations of and Services to be Provided by
the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

	a.	The Adviser shall manage the investment and
reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the respective investment objectives and policies of the Portfolio set forth in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render regular reports to the Trust's Board of Trustees and the Manager concerning the investment activities of the Portfolio.

	b.	To the extent provided in the Trust's
Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

	c.	In connection with the placement of orders for
the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section
31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Manager or any person retained by the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

	d.	The Adviser shall bear its expenses of providing
services pursuant to this Agreement.

	3.	Compensation of the Adviser.  In consideration
of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month.
If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's
Registration Statement.

	4.	Activities of the Adviser.  The services of the
Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

	5.	Use of Names.  The Adviser hereby consents to
the name of the Portfolio being changed, effective upon shareholder approval, to "Dreyfus Small Cap Value
Portfolio." The Manager shall not use the name of the Adviser or its parent in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its parent which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

	The Manager recognizes that from time-to-time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Dreyfus" as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities. If the Adviser ceases to act as the Portfolio's investment adviser pursuant to this Agreement, the Manager agrees that, at the Adviser's request, it will cause the Trust to take all necessary action to change the name of the Portfolio to a name not including "Dreyfus" in any form or combination of words.

	6.	Liability of the Adviser.  Absent willful
misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Trust may have under any federal or state securities laws.

	7.	Limitation of Trust's Liability.  The Adviser
acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

	8.	Renewal, Termination and Amendment.  This
Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees'; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated November 23, 1992 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

	9.	Confidential Relationship.  Any information and
advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

	10.	Severability.  If any provision of this
Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

	11.	Miscellaneous.  This Agreement constitutes the
full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.



ENDEAVOR INVESTMENT ADVISERS

BY:	Endeavor Management Co.,
	Managing Partner

BY:	___________________________
	Authorized Officer

THE DREYFUS CORPORATION

BY:	____________________________
	Authorized Officer



SCHEDULE A



Value Small Cap						.375% of
average daily
Portfolio							net assets.


ENDEAVOR SERIES TRUST
VALUE SMALL CAP PORTFOLIO
THIS SOLICITATION IS BEING MADE ON BEHALF OF THE
BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint PFL Life Insurance Company, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Value Small Cap Portfolio (the
"Portfolio") of Endeavor Series Trust (the "Trust") which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.S.T. on October 29, 1996 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del
Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR all proposals below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

	1.  To approve a new investment advisory
agreement between Endeavor	  FOR			  AGAINST
	  ABSTAIN
	Investment Advisers and The Dreyfus Corporation
(Proposal 1).

	2.  To approve a change to the Portfolio's
investment objective		  FOR			  AGAINST
	  ABSTAIN
	(Proposal 2).

	3.  To approve a proposed amendment to the
Portfolio's investment	  FOR			  AGAINST
	  ABSTAIN
	restriction regarding illiquid securities, changing this restriction to
	non-fundamental (Proposal 3).

The undersigned, by completing this form does hereby request that the proxy by authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN ON THE
REVERSE SIDE

			PLEASE VOTE, DATE, SIGN EXACTLY AS
YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE
ENCLOSED SELF-ADDRESSED ENVELOPE.

			NOTE:  The undersigned hereby
acknowledges receipt of the Notice of Special
	Meeting and Proxy Statement, and revokes any
proxy heretofore given with respect to the votes by
this proxy.
Dated ____________________, 1996
	__________________________

	(Signature)


ENDEAVOR SERIES TRUST
VALUE SMALL CAP PORTFOLIO
THIS SOLICITATION IS BEING MADE ON BEHALF OF THE
BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint AUSA Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Value Small Cap Portfolio (the
"Portfolio") of Endeavor Series Trust (the "Trust") which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.S.T. on October 29, 1996 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del
Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR all proposals below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

	1.  To approve a new investment advisory
agreement between Endeavor	  FOR			  AGAINST
	  ABSTAIN
	Investment Advisers and The Dreyfus Corporation
(Proposal 1).

	2.  To approve a change to the Portfolio's
investment objective		  FOR			  AGAINST
	  ABSTAIN
	(Proposal 2).

	3.  To approve a proposed amendment to the
Portfolio's investment	  FOR			  AGAINST
	  ABSTAIN
	restriction regarding illiquid securities, changing this restriction to
	non-fundamental (Proposal 3).

The undersigned, by completing this form does hereby request that the proxy by authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN ON THE
REVERSE SIDE

			PLEASE VOTE, DATE, SIGN EXACTLY AS
YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE
ENCLOSED SELF-ADDRESSED ENVELOPE.

			NOTE:  The undersigned hereby
acknowledges receipt of the Notice of Special Meeting
and Proxy Statement, and revokes any proxy heretofore
given with respect to the votes by this proxy.
Dated ____________________, 1996
	__________________________

	(Signature)


SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
240.14a-12

 . . . . . . . . . . . . . . . .Value Small Cap Portfolio, a series of Endeavor
Series Trust . . . . . . . . . . . . . . .
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . . .Gail A. Hanson, Esq. . .
 . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[    ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
6(j)(2).
[    ]	$500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

1)	Title of each class of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . .
2)	Aggregate number of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . .
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . .
4)	Proposed maximum aggregate value of transaction:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . .

1	Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .

2)	Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . .

3)	Filing Party:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .

4)	Date Filed:

	 . . . . . . . . . . . . . September 12, 1996. . . . . . . . . . . . . . . .
 .. . . . . .
 . . . . . .




2

A-1

B-1